UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 17, 2013

HIGHPOWER INTERNATIONAL, INC.

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(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 17, 2013, Highpower International, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). For more information about the proposals, see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on October 15, 2013 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 11,422,591 shares, or 83.18%, of the 13,732,106 shares of common stock outstanding on the record date of October 8, 2013 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors: The Company’s stockholders elected, by a plurality of the shares present or represented by proxy at the Annual Meeting, each of the five nominees to the Board of Directors, to serve until the Company’s 2014 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dang Yu Pan	7,209,784	35,894	4,176,913
Wen Liang Li	7,209.784	35,894	4,176,913
T. Joseph Fisher, III	7,210,244	35,434	4,176,913
Xinhai Li	7,209,784	35,894	4,176,913
Ping Li	7,209,784	35,894	4,176,913

Proposal Number 2 – Ratification of Appointment of Independent Auditor: The ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved by a vote of stockholders as follows

For	Against	Abstentions	Broker Non-Votes
11,257,047	152,778	12,766	n/a

Proposal Number 3 – Advisory Vote on Names Executive Officer Compensation. The stockholders of the Company approved, on an advisory basis, the resolution regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstentions	Broker Non-Votes
7,195,295	47,409	2,974	4,176,913

Proposal Number 4 - Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

The stockholders of the Company approved, on an advisory basis, the frequency of three years at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
140,734	55,286	7,046,478	3,180	4,176,913

In light of the results of the stockholder vote on a frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers, the Company has determined to conduct a stockholder vote every three years regarding the compensation of the Company’s named executive officers until the next required vote on the frequency of stockholder votes on compensation of named executive officers.

Item 8.01 Other Events

The information included in this Item 8.01 of this Current Report is being provided to correct disclosure in the Company’s Annual Report on form 10-K filed by the Company with the Securities and Exchange Commission on April 2, 2013 (“Annual Report”), which may be incorporated by reference into registration statements or periodic reports of the Company. By correcting this information, the Company is not indicating that the Annual Report contained any material misstatements. No other changes are being made to the Annual Report.

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In the Annual Report, the Company disclosed that Wen Liang Li, its Vice Present and Chief Technology Officer, received no compensation in fiscal 2011 in the “Summary Compensation Table” included in Item 11 of Part III of the Annual Report. The actual compensation received by Mr. Li in fiscal 2011 is as follows:

Name and Position	Year	Salary	Bonus	Option Awards	All other compensation	Total
Wen Liang Li	2011	$74,000	$23,000	$-	$-	$97,000
Vice President, Chief Technology
Officer and Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highpower International, Inc.

Dated: November 20, 2013	/s/ Henry Sun
By: Henry Sun
Its: Chief Financial Officer

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